Other Receivables - Details of Other Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Other Receivables [Abstract]
Receivables due from SPE, net	$ 51,931	$ 59,346
Receivables, non-trade	3,136	3,473
Reserve for receivables, non-trade	(2,324)	(2,602)
Rebates and refunds due	876	742
Reimbursements	0	746
Deposits	445	514
Other	3,873	2,902
Total other receivables, net	$ 57,937	$ 65,121